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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                        DIRECTORS OF MBT FINANCIAL CORP.

         Know all men by these presents that each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint Ronald D. LaBeau his or her true and lawful attorney with full power of substitution and resubstitution to affix for him or her and in his or her name, place and stead, as attorney-in-fact, his or her signature as director of MBT Financial Corp., a Michigan corporation (the "Company"), to a Registration Statement on Form S-8 registering under the Securities Act of 1933, common shares to be sold under the MBT Financial Corp. Long-Term Incentive Compensation Plan, and to any and all amendments, post-effective amendments and exhibits to that Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, and hereby ratifying and confirming all that said attorney-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Monroe, Michigan, this 25th July, 2001.


/s/ Connie S. Cape                         Director
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Connie S. Cape

/s/ Ronald J. Gruber                       Director
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Ronald J. Gruber

/s/ Thomas M. Huner                        Director
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Thomas M. Huner

/s/ Gerald L. Kiser                        Director
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Gerald L. Kiser

/s/ Rocque E. Lipford                      Director
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Rocque E. Lipford

/s/ William D. McIntyre, Jr.               Director
----------------------------
William D. McIntyre, Jr.

/s/ Michael J. Miller                      Director
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Michael J. Miller

/s/ Richard A. Sieb                        Director
-------------------
Richard A. Sieb

/s/ Philip P. Swy                          Director
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Philip P. Swy